EXHIBIT 10.2
AMENDMENT NO. 5 TO THE
 AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
This AMENDMENT NO. 5 TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, dated as of October 1, 2015 (this "Amendment"), is entered into by and among BERRY PLASTICS GROUP, INC., a Delaware corporation ("Holdings"), BERRY PLASTICS CORPORATION, a Delaware corporation (the "Company"), certain domestic subsidiaries of the Company party hereto as additional borrowers (together with the Company, the "Borrowers"), certain other subsidiaries of the Company party hereto, the Lenders party hereto, and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the "Administrative Agent") and collateral agent (in such capacity, the "Collateral Agent").
PRELIMINARY STATEMENTS:
(1) Holdings, the Company, the Borrowers, the Lenders from time to time party thereto, the Administrative Agent, the Collateral Agent and the other agents party thereto, entered into that certain Amended and Restated Revolving Credit Agreement, dated as of April 3, 2007 (as amended by Amendment No. 1 to the Amended and Restated Revolving Credit Agreement, dated as of December 14, 2007, Amendment No. 2 to the Amended and Restated Revolving Credit Agreement, dated as of January 11, 2008, the Incremental Assumption Agreement, dated as of December 23, 2009, Amendment No. 3 to the Amended and Restated Revolving Credit Agreement, dated as of June 28, 2011, and Amendment No. 4 to the Amended and Restated Revolving Credit Agreement, dated as of May 14, 2015, the "Unamended Credit Agreement");
(2) The Company has requested that the Lenders approve certain amendments to the Una-mended Credit Agreement specified herein (the Unamended Credit Agreement, as modified by the amendments set forth in this Amendment, the "Credit Agreement");
(3) In connection with the Avintiv Merger (as defined below) the Company is, on the Amendment Effective Date (as defined below) entering into an Incremental Assumption Agreement and Amendment (the "Term Loan Amendment") to the Term Loan Credit Agreement (as in effect immediately prior to the effectiveness of the Term Loan Amendment, the "Existing Term Loan Credit Agreement"); and
(4) Pursuant to Section 9.08 of the Unamended Credit Agreement, the Loan Parties and the Required Lenders may, and hereby express their desire to, amend the Unamended Credit Agreement for certain purposes as set forth below.
NOW, THEREFORE, in consideration of the premises and in order to induce the parties hereto to enter into the transactions described herein and the Lenders to extend credit and other financial accommodations to the Borrowers pursuant to the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Administrative Agent, the Lenders, the Borrowers and the other Loan Parties hereby covenant and agree as follows:

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SECTION 1.  Definitions. Each capitalized term used herein shall have the meaning provided below or in the introduction hereto:
"Avintiv" means AVINTIV Inc., a Delaware corporation
"Avintiv Merger" means the merger of Merger Sub with and into Avintiv in accordance with the Avintiv Merger Agreement.
"Avintiv Merger Agreement" means that agreement and plan of merger (together with the schedules and exhibits thereto"), dated as of July 30, 2015, by and among Holdings, Berry Plastics Acquisition Corporation IX, a wholly-owned subsidiary of the Company ("Merger Sub"), Avintiv and the securityholder representative identified therein.
"Avintiv Transactions" means (i) the Avintiv Merger, (ii) the execution of the Term Loan Amendment and the borrowing of up to $1.900 billion aggregate principal amount of Term F Loans under the Term Loan Credit Agreement, and (iii) the issuance and sale by the Company of up to $600 million aggregate principal amount of second lien secured notes.
All capitalized terms not otherwise defined herein shall have the meanings attributed thereto in the Credit Agreement.
SECTION 2. Amendments of Unamended Credit Agreement. Effective on the Effective Date and subject to the satisfaction of the terms and conditions set forth herein:
(a) the following definitions shall be inserted in Section 1.01 of the Unamended Credit Agreement in alphabetical order:
"Limited Condition Acquisition" means any acquisition, including by way of merger, amalgamation or consolidation, by one or more of the Company or its Restricted Subsidiaries of any assets, business or Person permitted by this Agreement whose consummation is not conditioned on the availability of, or on obtaining, third party acquisition financing and which is designated as a Limited Condition Acquisition by the Company in writing to the Administrative Agent and Lenders.
"Specified Event of Default" means an Event of Default under Section 7.01(b), (c), (h) or (i).
(b) Clause (i) of the definition of "Permitted Business Acquisition" in Section 1.01 of the Unamended Credit Agreement shall be amended by adding the following to the end thereof: "(or, in connection with a Limited Condition Acquisition, no Specified Event of Default shall have occurred and be continuing or would result therefrom)".
(c) The first sentence of Section 2.21(a) of the Unamended Credit Agreement shall be amended by replacing "$60 million" with "$100 million"
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(d) Section 6.01(r) of the Unamended Credit Agreement shall be amended by (I) in clause (i)(A), adding the following to the end thereof: " (or, if the proceeds of such Indebtedness is are being used to fund a Limited Condition Acquisition, at the time of the incurrence of such Indebtedness and after giving effect thereto, no Specified Event of Default shall have occurred and be continuing or would result therefrom)" and (II) in clause (i)(C), deleting "3.75 to 1.00" and replacing it with "4.00 to 1.00".
(e) Section 6.02(u) of the Unamended Credit Agreement shall be amended by (I) in clause (i) of the proviso, deleting "3.75 to 1.00" and replacing it with "4.00 to 1.00" and (II), in clause (ii) of the proviso, adding the following to the end thereof: " (or, if the proceeds of such Indebtedness is are being used to fund a Limited Condition Acquisition, at the time of the incurrence of such Indebtedness and after giving effect thereto, no Specified Event of Default shall have occurred and be continuing or would result therefrom)".
SECTION 3. Effect of Amendment.
(a) The Unamended Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(b) On and after the effectiveness of this Amendment, each reference in the Unamended Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Unamended Credit Agreement, shall mean and be a reference to the Unamended Credit Agreement, as amended by, and after giving effect to, this Amendment.
(c) Each Loan Document, after giving effect to this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed, except that, on and after the effectiveness of this Amendment, each reference in each of the Loan Documents (including the Collateral Agreement and the other Security Documents) to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Unamended Credit Agreement shall mean and be a reference to the Unamended Credit Agreement, as amended by, and after giving effect to, this Amendment. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, as amended by, and after giving effect to, this Amendment (in the case of the Mortgages, subject to any limitations contained in the Mortgages on maximum indebtedness or maximum indebtedness permitted to be secured thereby), in each case subject to the terms thereof.
(d) Each Loan Party hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, the grant of security made by such Loan Party pursuant to the Collateral Agreement) and confirms that such liens and security interests continue to secure the Obligations under the Loan Documents, in each case subject to the terms thereof and (iii) in the case of each Guarantor, ratifies and reaffirms its guaranty of the Obligations pursuant to Article II of the Collateral Agreement.
(e) This Amendment is limited as written and is not a consent to any other amendment, restatement or waiver or other modification, whether or not similar and, except as expressly provided herein or in any other Loan Document, all terms and conditions of the Loan Documents remain in full force and effect unless otherwise specifically amended hereby or by any other Loan Document.
(f) This Amendment shall be a Loan Document.
(g) The parties hereto acknowledge and agree that the Avintiv Merger shall constitute a Limited Condition Acquisition under the terms of the Credit Agreement.
SECTION 4. Conditions of Effectiveness. This Amendment shall become effective in the order and in the manner herein described, as of the first date upon which each of the conditions precedent set forth below in this Section 4 shall be satisfied or waived in accordance with Section 9.08 of the Una-mended Credit Agreement (such date, the "Amendment Effective Date"):
(a) The Term Loan Amendment shall have become effective in accordance with its terms.
(b) The Administrative Agent (or its counsel) shall have received from Holdings, the Company, the other Borrowers and each Subsidiary Loan Party, the Administrative Agent, and the Lenders party hereto either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.
(c) The Loan Parties shall have delivered a certificate to the Administrative Agent representing and warranting that: (a) the execution, delivery and performance by Holdings, the Company and each of the Subsidiary Loan Parties of this Amendment are permitted under, and do not conflict with or violate, the terms of the Unamended Credit Agreement, the Existing Term Loan Credit Agreement, the Intercreditor Agreement or the Senior Lender Intercreditor Agreement, (b) both before and after giving effect to this Amendment, no default exists under the Unamended Credit Agreement, the Credit Agreement, the Existing Term Loan Credit Agreement, the Term Loan Credit Agreement, or any indenture or supplemental indenture governing the senior notes issued by the Company and outstanding on the Amendment Effective Date, and (c) no action, consent or approval of, registration or filing with, or any other action by any Governmental Authority is or will be required in connection with this Amendment.
(d) The Agents shall have received all fees payable thereto or to any Lender on or prior to the Amendment Effective Date and, to the extent invoiced at least 2 Business Days prior to the Amendment Effective Date, all other amounts due and payable pursuant to the Loan Documents on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of Cahill Gordon & Rein-del LLP and local counsel) required to be reimbursed or paid by the Loan Parties hereunder or under any Loan Document.
SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the state of New York.
SECTION 7. WAIVER OF JURY TRIAL EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.
SECTION 8. Jurisdiction; Consent to Service of Process.
(a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof (collectively, "New York Courts"), in any action or proceeding arising out of or relating to this Amendment or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Amendment or any of the other Loan Documents in the courts of any jurisdiction, except that each of the Loan Parties agrees that (a) it will not bring any such action or proceeding in any court other than New York Courts (it being acknowledged and agreed by the parties hereto that any other forum would be inconvenient and inappropriate in view of the fact that more of the Lenders who would be affected by any such action or proceeding have contacts with the State of New York than any other jurisdiction), and (b) in any such action or proceeding brought against any Loan Party in any other court, it will not assert any cross-claim, counterclaim or setoff, or seek any other affirmative relief, except to the extent that the failure to assert the same will preclude such Loan Party from asserting or seeking the same in the New York Courts.
(b) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment or the other Loan Documents in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.
BERRY PLASTICS CORPORATION

By: /s/ Jason K. Greene
Name: Jason K. Greene
Title: Executive Vice President, General
Counsel and Secretary

BERRY PLASTICS GROUP, INC.

By: /s/ Jason K. Greene
Name: Jason K. Greene
Title: Executive Vice President, General
Counsel and Secretary

Amendment No. 5 Signature Page

BERRY PLASTICS ACQUISITION CORPORATION V
BERRY PLASTICS ACQUISITION CORPORATION IX
BERRY PLASTICS ACQUISITION CORPORATION XI
BERRY PLASTICS ACQUISITION CORPORATION XII
BERRY PLASTICS ACQUISITION CORPORATION XIII
BERRY PLASTICS FILMCO, INC.
BERRY PLASTICS OPCO, INC.
BERRY PLASTICS SP, INC.
BERRY PLASTICS TECHNICAL SERVICES, INC.
BERRY STERLING CORPORATION
BPREX CLOSURES KENTUCKY INC.
BPREX DELTA INC.
BPREX BRAZIL HOLDING INC.
BPREX HEALTHCARE BROOKVILLE INC.
BPREX HEALTHCARE PACKAGING INC.
BPREX PLASTIC PACKAGING INC.
BPREX PLASTICS SERVICES COMPANY INC.
BPREX PRODUCT DESIGN AND ENGINEERING INC.
BPREX SPECIALTY PRODUCTS PUERTO RICO INC.
CARDINAL PACKAGING, INC.
CPI HOLDING CORPORATION
PESCOR, INC.
PLIANT CORPORATION INTERNATIONAL
PRIME LABEL & SCREEN INCORPORATED
ROLLPAK CORPORATION
VENTURE PACKAGING, INC.
VENTURE PACKAGING MIDWEST, INC.
UNIPLAST U.S., INC.

By: /s/ Jason K. Greene
Name: Jason K. Greene
Title: Executive Vice President, General Counsel and Secretary

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AEROCON, LLC
BERRY PLASTICS ACQUISITION CORPORATION XV,
LLC
BERRY PLASTICS ACQUISITION LLC X
BERRY PLASTICS DESIGN, LLC
BERRY PLASTICS IK, LLC
BPREX CLOSURES, LLC
BPREX CLOSURE SYSTEMS, LLC
CAPLAS, LLC
CAPLAS NEPTUNE, LLC
CAPTIVE PLASTICS, LLC
CAPTIVE PLASTICS HOLDINGS, LLC
COVALENCE SPECIALTY ADHESIVES LLC
COVALENCE SPECIALTY COATINGS LLC
KERR GROUP, LLC
KNIGHT PLASTICS, LLC
PACKERWARE, LLC
PLIANT, LLC
POLY-SEAL, LLC
SAFFRON ACQUISITION, LLC
SEAL FOR LIFE INDUSTRIES, LLC
SETCO, LLC
SUN COAST INDUSTRIES, LLC
UNIPLAST HOLDINGS, LLC

By: /s/ Jason K. Greene
Name: Jason . Greene
Title: Executive Vice President, General Counsel and Secretary

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GRAFCO INDUSTRIES LIMITED PARTNERSHIP

By: CAPLAS NEPTUNE, LLC
its General Partner

By: /s/ Jason K. Greene
Name: Jason K. Greene
Title: Executive Vice President, General Counsel and Secretary

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BANK OF AMERICA, N.A.,
as Administrative Agent and Collateral Agent,

By: /s/ Robert Q. Mahoney
Name: Robert Q. Mahoney
Title: Sr. Vice President

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Bank of America, N.A.,
as Lender

By: /s/ Robert Q. Mahoney
Name: Robert Q. Mahoney
Title: Sr. Vice President

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JPMORGAN CHASE BANK, N.A.,
as Lender

By: /s/ Raymond Gage
Name: Raymond Gage
Title: Authorized Officer

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U.S. Bank National Association,
as Lender

By: /s/ David Lawrence
Name: David Lawrence
Title: Vice President

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WELLS FARGO BANK, NATIONAL
ASSOCIATION
as Lender

By: /s/ Michael P. Henry
Name: Michael P. Henry
Title: Duly Authorized Signatory

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Barclays Bank PLC
as Lender

By: /s/ Daniel Hunter
Name: Daniel Hunter
Title: Authorized Signatory

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GOLDMAN SACHS BANK USA, as Lender

By: /s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

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BMO Harris Bank N.A.,
as Lender

By: /s/ Quinn Heiden
Name: Quinn Heiden
Title: Director

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CITIBANK, N.A,.
as Lender

By: /s/ David Smith
Name: David Smith
Title: VP

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CITY NATIONAL BANK,
as Lender

By: /s/ Mia Bolin
Name: Mia Bolin
Title: Vice President

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DEUTSCHE BANK AG NEW YORK
BRANCH
as Lender

By: /s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

By: /s/ Michael Winters
Name: Michael Winters
Title: Vice President

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